Exhibit 99.1 Corporate Presentation December 2022 1

Forward-Looking Statements Ventyx Biosciences, Inc. (“we,” “us,” “our,” “Ventyx,” or the “Company”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: clinical development plans and related timing for Ventyx’s product candidates; anticipated timing of data announcements; anticipated efficacy, safety, dosing and clinical differentiation of Ventyx’s product candidates; potential indications for Ventyx's product candidates; market opportunities; the anticipated timing of IND submission for VTX3232; projected catalysts relating to Ventyx’s product candidate pipeline; and anticipated cash runway. The inclusion of forward-looking statements should not be regarded as a representation by Ventyx that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Ventyx’s business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials; disruption to our operations from the ongoing global outbreak of the COVID-19 pandemic, including clinical trial delays; the Company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; supply chain constraints; the success of Ventyx’s clinical trials and preclinical studies for its product candidates; interim results do not necessarily predict final results and one or more of the outcomes may materially change as the trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Ventyx’s ability to obtain and maintain intellectual property protection for its product candidates; Ventyx may use its capital resources sooner than it expects; and other risks described in the Company’s prior communications and the Company’s filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed on November 4, 2022, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Ventyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our products include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reliable, such assumptions have not been verified by any third party. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors that could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks in this presentation are the property of their respective owners and used for informational and education purposes only. 2

Our Mission: To Become a Leading Immunology Company Underpinned by Strong Drug Discovery and Development Capabilities With Three, Differentiated, Clinical-stage Candidates and a deep pipeline of preclinical programs that target immune-mediated and inflammatory disease indications Our Internally-discovered Small Molecule Drugs allow us to own 100% commercial rights to our entire portfolio with long patent lives for all product candidates Our Experienced Team And Our Internal R&D Engine continue to generate candidates with potential to address diseases with high unmet need 3

Our Leadership Team Management Raju Mohan, PhD Martin Auster, MD Chris Krueger, JD John Nuss, PhD William Sandborn, MD CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER CHIEF BUSINESS OFFICER CHIEF SCIENTIFIC OFFICER PRESIDENT, CHIEF MEDICAL OFFICER FOUNDER Board Of Directors Sheila Gujrathi, MD Jigar Choksey Richard Gaster, MD, PhD Raju Mohan, PhD EXECUTIVE CHAIR, VENTYX PRINCIPAL, THIRD POINT MANAGING PARTNER, VENBIO CHIEF EXECUTIVE OFFICER, VENTYX Aaron Royston, MD Somu Subramaniam William White MANAGING PARTNER, VENBIO MANAGING PARTNER, NEW SCIENCE CHIEF FINANCIAL OFFICER, AKERO VENTURES THERAPEUTICS 4

Broad Pipeline of Candidates With Multiple Near-Term Catalysts Addressing Established Inflammatory and Immunology Markets with a Wholly Owned Product Portfolio Target Program Preclinical Phase 1 Phase 2 Phase 3 Next Anticipated Milestones Initiate Phase 2 trials Q4 2022 TYK2 VTX958 Psoriasis, psoriatic arthritis, Crohn’s disease Report topline Phase 2 data 2023 S1P1R VTX002 Ulcerative Colitis NLRP3 Initiate Phase 2 trial in CAPS Q1 2023 VTX2735 Peripheral CAPS, other potential indications include CV, dermatologic and rheumatologic diseases File IND Q1 2023 NLRP3 VTX3232 CNS-penetrant Initiate Phase 1 trial Q1 2023 Neuroinflammatory diseases Cash, cash equivalents and marketable securities of $412.4M as of September 30, 2022 expected to fund operations into 2025 5

Pipeline Targeting Large Well-Established Markets

Indication*	Patients In The U.S.	Global Drug Revenue* (2020)	Target Population
Psoriasis Dermatology	~8M	~$20B	25-30% Moderate-to-severe
Crohn's disease IBD	~700K	~$13B	30-40% Moderate-to-severe
Ulcerative colitis IBD	~1M	~$7B	30-40% Moderate-to-severe
Psoriatic arthritis Rheumatology	~1M	~$4B	40-60% Moderate-to-severe
SLE Rheumatology	Up to 500K	~$1B	

Sources: Evaluate Pharma, Company Estimates, Wall Street Research
*Global drug revenue refers to the total market across all severity levels
Notes: SLE = systemic lupus erythematosus; *Group of indications based on current mid/late-stage trials for BMS's allosteric TYK2 inhibitor deucravacitinib; global commercial sales totaled $10.65B for biologics targeting IL-12/23 and IL-23 in 2020

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ORALLY BIOAVAILABLE selective allosteric inhibitor of TYK2

VTX958: Orally Bioavailable, Selective Allosteric Inhibitor of TYK2

Clinically Validated Target

- Established clinical efficacy in IBD, psoriasis and psoriatic arthritis with biologics targeting IL-12 and IL-23*
- Allosteric TYK2 inhibitors target common pathways
- TYK2 inhibition is **clinically validated** in psoriasis, psoriatic arthritis and SLE
- First allosteric TYK2 inhibitor FDA-approved Sept. 9, 2022 -- **no boxed warning** differentiates TYK2i from JAKi therapeutics

Potential Best-in-Class Drug

- Selective allosteric TYK2 inhibitor
- TYK2 functional selectivity may differentiate clinical profile vs. less selective TYK2 inhibitors
- **Positive Phase 1 data:**
  - Broad therapeutic window
  - Excellent safety profile
  - **Class-leading target coverage** may position VTX958 for success across multiple indications

Large Addressable Markets

- Multiple autoimmune disorders in dermatology, IBD, renal and rheumatology total **~$48B**** in 2020 WW sales
- High unmet need for safe and **effective oral agents** in markets dominated by injectable biologics

*Includes approved drugs Stelara™ (JNJ), Tremfya® (JNJ), Skyrizi™(ABBV), Ilumya™ (Sun Pharma) and others in late-stage development (mirikizumab (LLY), brazikumab (AZN)
**Source: Positive Phase 3 efficacy results reported for deucravacitinib in psoriasis at AAD April 2021; positive Phase 2 efficacy results reported for psoriatic arthritis at ACR October 2020 and positive Phase 2 efficacy results reported for SLE at EULAR meeting June 2022
Source: EvaluatePharma 2020 indication sales estimates

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VTX958 Binds Selectively to the TYK2 Allosteric (JH2) Domain

Key Players in JAK/TYK2 Family Signaling

JH2 Allosteric Domain
Much less conserved amongst the JAK family with structurally distinct binding pockets

JH1 Kinase Domain
Highly conserved within JAK family; inhibitors targeting the kinase domain have poor selectivity

ATP Binding to JH1 allows phosphorylation of substrates



Inactive
Active
IL-12,
IL-23, IFNα
Inhibited
TYK2
VTX958
JH2
JH1

Selective TYK2 Inhibitor

- Targeting the allosteric domain of TYK2 affords inhibitors with selectivity against other JAK isoforms
- May Avoid Potential Safety Risks of JAK1/2/3 Inhibition

Features of VTX958 JH2 Allosteric Inhibition

Selectivity for TYK2 JH2 vs. JAK1 JH2 domain (>4,000 X)

No binding to JAK2/3 JH2 domains

No binding to TYK2 kinase JH1 **and**

No kinase enzyme inhibition of any JAK family member

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VTX958 is Highly Selective for TYK2 JH2 Domain vs. Deucravacitinib

Inhibits TYK2 Pathways (IL-12, IL-23, IFNα) while Avoiding the JAK1/2/3 Pathways

Structural Rationale for VTX958 Selectivity:

- Productive interaction for both VTX958 and deucravacitinib with valine residue in TYK2 JH2 domain
- VTX958 has a **steric clash** with the isoleucine residue (Ile) in the JAK1 JH2 domain – deucravacitinib does not
- Key determinant of the high TYK2 selectivity of VTX958

JH2 Binding (K_d)	Deucravacitinib	VTX958
TYK2	0.009 nM	0.058 nM
JAK1	0.43 nM	240 nM
Fold Selectivity for TYK2 vs. JAK1	48	**>4,000**



TYK2 JH2 domain
VTX958
Deucravacitinib
TYK2 Val
TYK2 Val
JAK1 JH2 domain
VTX958
Deucravacitinib
JAK1 Ile
JAK1 Ile

Source: Ventyx internal data

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VTX958 Selectively Inhibits IL-12, IL-23 and IFNα Signaling VTX958 Has No Measurable Inhibition VTX958 Potently Inhibits TYK2 Pathways of JAK1-Mediated Pathways Selective and potent inhibition of IL-12/23 and IFNα Lack of inhibition of IL-6, IL-10, IL-22 and other protective axis allows targeting pathways driving immune- cytokines may avoid potential adverse events associated mediated diseases with less selective inhibitors PROINFLAMMATORY INNATE & TH1/TH17 CYTOKINES PLEIOTROPIC CYTOKINES WITH PROTECTIVE FUNCTIONS Psoriasis Patient PBMC IL-12 IL-23 IFNα IL-22 IL-10 IFNγ IL-4 IL-6 DRUG DRUG IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) 50 50 50 50 50 50 50 50 VTX958 VTX958 35 5 12 >10,000 >10,000 >10,000 >10,000 >10,000 deucravacitinib 114 20 350 249 464 deucravacitinib 10 10 5 • Potent activity against IL-23, a key cytokine implicated in psoriasis and other indications KEY TAKEAWAYS • Broad therapeutic window with VTX958 may allow for higher exposures in Phase 2/Phase 3 studies Source: Ventyx internal data; assays conducted in peripheral blood mononuclear cells (PBMC) 11

Summary of VTX958 Phase 1 Results Safety, Exposure and Target Coverage VTX958 well tolerated across all SAD and MAD cohorts VTX958 exhibits class-leading • Achieved TYK2 IC coverage for up to 24 hours with no dose-limiting toxicities 90 TYK2 IC coverage* 90 Robust, dose-dependent • Supports hypothesis that greater pathway inhibition may enable differentiated pharmacodynamic activity in efficacy in clinic ex vivo and in vivo assays *TYK2 IC coverage implies suppression of IL-12, IL-23 and IFNα pathways 90 12

VTX958 Phase 1 Day 10 (Steady State) MAD Results Exposure and Target Coverage Across All Cohorts Target Coverage* (hours) KEY TAKEAWAYS IFNα IL-12 IL-23 MAD Dose • Safely achieved class-leading IC IC IC IC IC IC 90 50 90 50 90 50 TYK2 IC coverage 90 50 mg BID 0 505 07 • IC coverage up to 24 hours 90 for IL-12, IL-23 and IFNα 250 mg QD 4 9 4 9 6 10 • Exposures achieved may 500 mg QD 6 14 6 14 7 16 approach biologic-like suppression of IL-12/23 175 mg BID 16 24 16 24 17 24 pathways 350 mg BID 24 24 24 24 24 24 *Exposures used for target coverage calculations: • IL-12 hWB IC = 865 ng/mL; IC = 130 ng/mL; IFNα hWB IC = 584 ng/mL; IC = 73 ng/mL 90 50 90 50 • IL-12 IC and IC values used for IL-23 IC and IC calibration (hWB assay not available for IL-23) 50 90 50 90 • IL-12 and IL-23 share TYK2-specific heterodimer IL-12Rβ1 13

VTX958 Phase 1 MAD

Pre-IFNα Challenge Safety Assessment*

		VTX958					
TEAEs	Placebo (n=10)	50mg BID (n=6)	250mg QD (n=6)	175mg BID (n=6)	500mg QD (n=6)	350mg BID (n=6)	All cohorts (n=30)
Headache	1 (10.0%)	-	2 (33.3%)	2 (33.3%)	1 (16.7%)	1 (16.7%)	6 (20.0%)
Faeces soft	1 (10.0%)	1 (16.7%)	2 (16.7%)[@]	1 (16.7%)	-	1 (16.7%)	4 (13.3%)
Rash papular	-	-	1 (16.7%)[#]	-	-	2 (33.3%)[†]	3 (10.0%)
Dry mouth	-	-	-	-	1 (16.7%)	1 (16.7%)	2 (6.7%)
Abdominal pain	-	2 (33.3%)	-	1 (16.7%)	-	-	3 (10.0%)
ALT, AST, GGT increase	-	-	-	-	-	1 (16.7%)[‡]	1 (3.3%)

- All TEAEs (Treatment Emergent Adverse Events) reported in 2 or more subjects receiving VTX958 prior to IFNα Challenge on day 13 and single subject AEs of interest. IFNα challenge not performed in cohort 5 (350 mg BID), AEs for all 14 days of treatment are presented for Cohort 5.

[@] Both AEs in a single subject

[#] Single skin papule on lower right cheek judged not drug related; mild; resolved with continued VTX958 dosing

[†] Two subjects in cohort 5 (350 mg BID) experienced mild skin papules judged not drug related one subject with mild face papules that resolved with continued VTX958 dosing one subject with mild face/trunk papules that improved with continued VTX958 dosing

[‡] One subject in cohort 5 (350 mg BID) experienced increase in ALT, AST, and GGT, classified as mild; overlapped with COVID diagnosis

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VTX958 Phase 1 MAD Results: Selected Laboratory Data No significant effects on hematological parameters, lipids, CPK laboratory values Hemoglobin Neutrophils CPK 250 200 150 100 50 0 DAY 1 DAY 2 DAY 5 DAY 7 DAY 10 Platelets Lymphocytes Cholesterol 15 Hemoglobin (g/L) Lymphocytes (10^9/L) (Mean ± SD) (Mean ± SD) Platelets (10^9/L) Neutrophils (10^9/L) (Mean ± SD) (Mean ± SD)

VTX958 Phase 1 MAD Results

Robust Dose-Dependent Pharmacodynamic Effects

Complete suppression of IL-12 signaling

- Dose-dependent inhibition of IFNγ at all time-points in response to IL-12/IL-18 dual stimulation
- Implies **complete suppression of IL-23 signaling**
  - IL-12 and IL-23 share TYK2-specific heterodimer IL-12Rβ1

Ex Vivo IFNγ response (ELISA) to IL-12/IL-18 dual stimulation



100
75
50
25
0
% of Pre-Study Baseline*
175 mg BID
350 mg BID
>90% inhibition
BL
0
4
8
12
16
20
24
Hours post-dose on Day 10

BL= baseline
**Geometric mean*

Robust inhibition of TYK2-responsive genes CXCL10, ISG20, IFI27

- Genes are direct downstream targets of IFNα and display diverse onset, amplitude and resolution kinetics
- Potent exposure-PD activity on all three genes
- Response is dose-related through all cohorts tested

In Vivo IFNα challenge – Impact on TYK2-mediated genes (% Inhibition* 175 mg BID)

Time post-challenge	4h	6h	8h	12h	16h	24h
CXCL10	97	82	42	95	95	63
ISG20	80	69	54	79	101	39
IFI27	78	68	62	60	71	84

**% inhibition shown as placebo adjusted geometric mean*

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Published TYK2 Target Coverage Data Opportunity for VTX958 to Differentiate with Improved Therapeutic Window Deucravacitinib (BMS) 6 mg & 12 mg QD Target Coverage Deucravacitinib (BMS) 6 mg & 12 mg QD Target Coverage First-generation allosteric TYK2 inhibitor exposures are limited by toxicities 150 • Deucravacitinib 6mg QD (PsO dose) IC 90 achieves IC coverage for ~9 hours (does 50 not reach IC ) 90 100 12 mg QD • Skin toxicities (acne, rash) emerge consistently at higher exposures 6 mg QD Fuller pathway inhibition (improved 50 therapeutic window) expected to drive differentiation IC • Greater coverage of TYK2 IC , IC may 50 50 90 drive improved efficacy 0 • Achievement of durable IC coverage may 0 6 12 18 24 90 be necessary to achieve efficacy in IBD Time post-dose (hours) PK data modeled and graph adapted from Chimalakonda et al., Dermatol. Ther. 2021 Deucravacitinib TYK2 IC of 14 ng/mL from Catlatt et al. EULAR 2017 50 IC values generated assuming a Hill slope of 1. ss= steady state 90 17 Derived Plasma Concentrations, ss (ng/mL)

Deucravacitinib - Skin AEs and Target Coverage Deucravacitinib VTX958 Phase 1 Data Establish Study Skin AE 3 mg BID 6 mg QD 6 mg BID 12 mg QD 12 mg BID Total Differentiation vs. Deucravacitinib P1 MAD HV Any skin related AEs 33% 56% 78% 42% • Deucravacitinib elicits dose- P2 PsO Acne 2% 4% 9% dependent and potentially dose- Pruritis 2% 7% 5% limiting skin toxicities P3 PsO Acne 2% Folliculitis 2% • Skin findings observed with high P2 PsA Acne 3% 2% frequency at exposures > 6 mg Acneiform dermatitis 3% 3% QD (~9h TYK2 IC coverage) 50 Rash 4% 6% P2 Lupus Acne 3% 9% 8% • VTX958 demonstrates potential Rash 2% 3% 8% best-in-class therapeutic window Any skin related AEs 17% 34% 34% – Achieved high TYK2 IC 90 P2 UC Acne 9% coverage without frequent Rash 12% skin AEs TYK2 IC : ~9 h 50 TYK2 IC : ~18 h 50 TYK2 IC : ~0 h 90 TYK2 IC : ~0 h 90 *Deucravacitinib AE data compiled from respective publications and/or company data releases Deucravacitinib Phase 1 MAD dose ranged up to 12mg BID; trial had 7 discontinuations in deucravacitinib arms (8.4%) related to AEs (4 d/c associated with skin toxicities) TYK2 target coverage sourced from Chimalakonda et al., 2021 represents IL-12-stimulated IFNγ production hWB assay 18

Acne, Folliculitis and Rash are not On-Target Effects of IFNα or IL12/23 Inhibition

Drug	Mechanism of inhibition	Acne	Folliculitis	Rash
Anifrolumab (Saphnelo)	IFNα	< 2%	< 2%	< 2%
Ustekinumab (Stelara)	IL12/23	< 1%	< 1%	< 1%
Guselkumab (Tremfya)	Anti-IL23	< 1%	< 1%	< 1%
Risankizumab (Skyrizi)	Anti-IL23	< 1%	< 1%	< 1%

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Source: Prescribing information for each approved drug.

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VTX958 vs. Competitor Allosteric TYK2 Inhibitors Comparison of Phase 1 Safety and Exposures Data* in Healthy Volunteers VTX958 NDI-034858 Deucravacitinib Phase 1 MAD Phase 1 MAD Phase 1 MAD 100 mg – 700 mg TDD 20 mg – 35 mg QD 2 mg – 24 mg TDD 50 mg – 100 mg QD • Acneiform dermatitis (67%, 17%) • Skin and subcutaneous disorders • Skin and subcutaneous disorders, Adverse Events (42%) including: classified as unrelated (10%) of Interest • Papular rash (25%, 0%) • Rash (20%) • Papular rash (10%) • Grade 3 CPK elevation (1 subject, 20 mg) • Acne (13%) • 1 subject with mild ALT elevation overlapped with Covid (350 mg BID) Relevant Dose 175 mg BID 350 mg BID 30 mg QD 6 mg QD TYK2 IC 24 hours IC 24 hours IC ~24 hours IC ~9 hours 50 50 50 50 Coverage IC 16 hours IC 24 hours IC ~5 hours IC ~0 hours 90 90 90 90 Ventyx: Internal data; Nimbus: JPM 2022 presentation; Deucravacitinib: Chimalakonda et al., Dermatol. Ther. 2021; TDD = total daily dose 20

VTX958 vs. Competitor Allosteric TYK2 Inhibitors

Demonstrates Potential Best-in-Class Therapeutic Window

Differentiating Parameter	VTX958	Deucravacitinib	NDI-034858
Relevant Dose / Exposure Comparisons	175 mg BID	6 mg QD	30 mg QD
Target Coverage:*			
TYK2 IC_{50}	**24 hours**	9 hours	24 hours
TYK2 IC_{90}	**16 hours**	None	5 hours
Adverse Events of Interest:			
Skin Findings	**None**	Acne, acneiform dermatitis, folliculitis, rash	Acne, rash
Laboratory Findings	**None**	Rare CPK and triglyceride elevations in PsO Phase 3	Neutropenia, CPK elevation, triglyceride elevations
Opportunity in IBD	**Best-in-class therapeutic window**	Ph2 UC failed – limited therapeutic window	No currently active program– limited therapeutic window

Source: Papp et al., 2018 (NEJM); McElwee et al., 2022 (AAD); Gangolli et al., 2022 (SID); internal data
*TYK2 target coverage measured with IL-12 assay for VTX958 and deucravacitinib; assay not disclosed for NDI-034858

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VTX958 Profile Expected to Drive Clinical Differentiation

Best-in-Disease Oral Potential in the ~$20B WW Annual Psoriasis Market

Psoriasis Competitive Landscape



PASI-75 (% responders) at Primary Endpoint Cut-off
100%
80%
60%
40%
20%
0%
76-90%
86-91%
29-33%
54-59%
VTX958
Target Profile
IL-17
(Biologic)
IL-23 p19
(Biologic)
Otezla
PDE4 (Oral)
Deucravacitinib
TYK2 (Oral)
Next-Gen Allosteric
TYK2 Inhibitors (Oral)

Greater TYK2 suppression may produce **improved efficacy** compared to other oral agents, with potential to approach leading biologics

Note: Solid area represents pbo-adjusted response rate; dashed area indicates total observed response rate; primary endpoint cut-off ranges from Week 10 to Week 16
Sources: Company reports and FDA labels for approved anti-IL-17 and anti-IL-23 biologics; market statistics sourced from EvaluatePharma

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Unlocking the Opportunity in IBD Higher Doses Required for Efficacy in Crohn’s Disease Greater TYK2 pathway inhibition Agent PsO Dose (Induction) Crohn’s Dose (Induction) may be needed for IBD efficacy • Biologics data suggest substantially 150 mg Wks 0, 4 600 mg Wks 0, 4, 8 higher exposures are required for Skyrizi (IL-23) Subcutaneous Intravenous efficacy in Crohn’s vs. PsO • Deucravacitinib Phase 2 in UC failed (6 mg BID dose 0 hours IC coverage) 90 100 mg Wks 0, 4 200 mg Wks 0, 4, 8 Tremfya (IL-23) • Higher doses of VTX958 may approach Subcutaneous Intravenous biologic IL-12/23 pathway suppression • Profile of VTX958 may unlock a major market opportunity in Crohn’s, a >$13B Stelara (IL- 260 mg/390 mg/520 mg Wk 0 45 mg/90 mg Wks 0, 4 global market Subcutaneous, Weight-based Intravenous, Weight-based 12/23) Source: FDA labels for approved drugs/indications, represents adult dosing schedules Tremfya Crohn’s dose sourced from company data release (JNJ) 23

VTX958: Broad Development Opportunities and Commercial Potential • Phase 2 trials will explore a broad dose range, enabling optimal Phase 3 dose selection based on safety and maximizing target coverage – We plan to initiate three Phase 2 trials in Q4 2022 (PsO, Crohn’s and PsA) with additional Phase 2 indications (including SLE) being considered given the unique profile of VTX958 – Phase 2 trials will be dosed with an immediate release (IR) tablet; a modified-release (MR) formulation is in development to approximate BID exposures with a QD oral dose • Bridging study before Phase 3 (Precedent for approved compounds: Rinvoq, Xeljanz, etc.) 24

VTX958 Development Landscape

Robust Market Opportunity for a Potential Best-in-Class TYK2 Inhibitor

INDICATION	Biologics: ANTI-IL-23	Biologics: ANTI-IL-17	Oral Agents: APREMILAST	Oral Agents: DEUCRAVACITINIB	Oral Agents: VTX958*
Psoriasis	+++	+++	+	++	+++
Psoriatic arthritis	+++	+++	+	++	+++
Crohn's disease	+++	—	N/A	?	+++
Ulcerative colitis	++	—	N/A	—	++
Lupus	—	N/A	N/A	++	+++

VTX958

- Excellent safety profile
- Class-leading TYK2 coverage
- Potentially superior therapeutic window
- Unique opportunity in IBD

Well positioned to capitalize on several large, biologic-dominated autoimmune markets

Therapeutic Efficacy: — Ineffective; + Weaker; ++ Moderate; +++ Stronger; +++ VTX958 target efficacy

Sources: Internal assessment of published efficacy data.
*Aspirational target efficacy profile based on VTX958 TYK2 target coverage achieved in Phase 1 healthy volunteer study

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Robust Market Opportunity for VTX958

- **Best-in-class profile of VTX958 may enable clinical differentiation across multiple indications**
  - VTX958 has potential to offer a differentiated clinical profile in PsO, PsA and SLE by dosing to levels that achieve greater TYK2 inhibition relative to competitors
  - VTX958 may be uniquely positioned among TYK2 inhibitors to address Crohn's/IBD indications where anti-IL-12/23 and anti-IL-23 antibodies have proven effective at higher dose levels than in psoriasis

~10.75M Patients in the US


SLE, 500K
Psoriatic Arthritis, 1M
Lupus Nephritis, 60K
Crohn's Disease, 700K
Ulcerative Colitis, 1M
Psoriasis, 8M

~$48B Global Drug Revenue


Lupus Nephritis, $3B
Crohn's Disease, $13B
Psoriatic Arthritis, $4B
SLE, $1B
Ulcerative Colitis, $7B
Psoriasis, $20B

Sources: CCFA, Evaluate Pharma (2020 indication sales estimates)

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PERIPHERALLY RESTRICTED S1P1R MODULATOR with potential for treatment of ulcerative colitis

VTX002 Program Summary Phase 2 S1P1R Modulator for Ulcerative Colitis Potentially Differentiated Clinically Validated Target Large Addressable Markets S1P1R Modulator • Selective S1P1R modulator • S1P1R modulators approved for • Ulcerative colitis is lead indication MS and UC with clinical trials totaling up to $7B in worldwide • Differentiated on key parameters ongoing in other indications revenue • Demonstrated pharmacodynamic • BMS’ ozanimod approved for activity in Phase 1 trial UC in May 2021 • Pursuing clinical development plan in both treatment-naïve and biologic-experienced patients 28

VTX002 Differentiates on Multiple Key Parameters vs. Competitors

Potential for Differentiated Clinical Profile in UC Patients	Safety Profile	No Drug-Drug Interactions
Sustained lymphocyte reduction up to 65% across multiple doses in MAD trial	No SAEs, elevated LFTs, abnormal PFTs or macular edema	No CYP inhibition; no food effect; favorable profile for patients with co-morbidities

Fast Onset of Action Faster Lymphocyte Recovery	Ability to Dose Titrate	Peripherally Restricted
No long-acting circulating metabolites Optimal half life ($t_{1/2}$~20h)	Potential to avoid first-dose cardiac monitoring in label	Very low CNS penetration; not a repurposed MS drug; potential to avoid macular edema

Notes: SAE=serious adverse event

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VTX002 Differentiates on Multiple Key Parameters vs. Competitors

Differentiating Parameter	Ozanimod	Etrasimod	VTX002
Receptor Selectivity	S1P 1,5	S1P 1,4,5	S1P 1,5
CYP450 Interactions	Yes	No	No
Liver Enzyme Elevations	Yes	No	No
Active Metabolites	Yes	No	No
Half-life	19 h, Met 10-13 d	**33 h**	**~20 h**
Fast Lymphocyte Recovery Time	No	Yes	Yes
First Dose Heart Rate Reduction	Yes	Yes	Yes
Dose Titration	Yes	**No**	**Yes**
First Dose Monitoring	No	TBD	TBD

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Phase 1 MAD Results: Dose-Dependent Exposure and Lymphocyte Reduction Absolute Lymphocyte Count (ALC) Reductions of 40-50% Correlated with Clinical Efficacy Observed in UC* Pharmacokinetics Pharmacodynamics ****p< 0.0001 **** **** **** **** Placebo 2 mg 10 mg 20 mg 35 mg 45 mg • T of ~20 hours • Demonstrated consistent, sustained reduction of 1/2 lymphocytes up to 65% across multiple dose groups • Dose-proportionate exposure after single and multiple doses of VTX002 with steady-state reached after 4 to 7 days of target-dose exposure 31

Phase 2 Induction Trial in Moderate-to-Severe Ulcerative Colitis



BASELINE
WEEK 13*
WEEK 52
Screening Period
13-Week Treatment Period
39-Week LTE Treatment Period
* includes 7-day titration
R
Trial Design
N=180; 1:1:1
VTX002, 60 mg
VTX002, 60 mg
VTX002, 30 mg
VTX002, 30 mg
Placebo
Placebo
WEEK 13
Patients with LOR
NR
OLE* – VTX002, 60 mg

KEY TAKEAWAYS

- Powered for primary endpoint of clinical remission
- Trial may serve as the first of two pivotal trials required for registration

Note: Phase 2 tablet doses of 30mg and 60mg provide comparable VTX002 exposure as Phase 1 suspension doses of 20mg and 40mg, respectively
*Induction and OLE non-responder dosing includes 7-day titration period followed by 12 weeks of placebo or VTX002 dose

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Underpenetrated Market for Biologic Refractory Patients

Addressable UC Patient Population in US


~1M
UC PATIENTS
300K+
MODERATE-TO-SEVERE UC PATIENTS
~100K
BIOLOGIC-TREATED PATIENTS
>50K
VTX002
TARGET POPULATION

- Existing agents leave room for new treatments
- Novel oral agents may expand penetrance of treated moderate-to-severe UC population beyond current ~25-30%
- S1P well positioned to emerge as leading oral therapeutic class based on its attractive class efficacy/safety profile

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SELECTIVE NLRP3 INFLAMMASOME INHIBITORS for systemic and CNS indications

Rationale for Targeting the NLRP3 Inflammasome

NLRP3 Inflammasome Inhibitors Target IL-1β, a Key Driver of Inflammatory Disease

In vivo Evidence

- The NLRP3 inflammasome can become overactive in the presence of persistent tissue damage or crystal deposits
- Inflammasome activation results in release of IL-1β & IL-18 recruiting neutrophils and driving Th17 response
- This leads to pyroptosis and further tissue damage

Genetic Evidence

- Gain-of-function mutations in the NLRP3 gene, associated with certain severe orphan inflammatory diseases, are classified as cyropyrin-associated periodic syndromes (CAPS)

Clinical Validation of Downstream Target

- IL-1β signaling, downstream of inflammasome activation, is a clinically-validated, anti-inflammatory target with biologics
- Ilaris® ($873M sales in 2020) approved for CAPS and other orphan periodic fever syndromes

NLRP3 = NOD-like receptor family, pyrin domain-containing protein 3; IL-1β = interleukin-1β
Sources: Novartis annual report; Ilaris prescribing information

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NLRP3 Inhibitor Program Summary Peripheral NLRP3 Inhibitor: VTX2735 CNS NLRP3 Inhibitor: VTX3232 • Selective NLRP3 inhibitor • Selective compounds generated with high CNS bioavailability • Well tolerated in GLP safety and tox assessment • Novel and proprietary lead series • Phase 1 completed with attractive • Plan to file IND in Q1 2023 safety/tolerability profile and evidence of • Potential to be first, truly CNS-directed NLRP3 pharmacodynamic activity inhibitor to enter clinic • Phase 2 trial in CAPS planned Q1 2023; additional indications are being evaluated Source: Ventyx internal data 36

VTX2735 Is a Selective & Orally Bioavailable NLRP3 Inhibitor Mouse Pharmacodynamic Assay In Vitro Potency & Selectivity Non-Human Primate PK IV Clearance: 1.6 mL/min/kg; Oral Bioavailability: 80% IL-1β IC (nM) 50 human 2 monocytes On Target human 75 whole blood AIM2 >10000 Off NLRC4 >10000 Target NF-ĸB >10000 • Well-tolerated preclinically in IND-enabling GLP studies KEY • Oral bioavailability (80%) in NHP and dose-proportional TAKEAWAYS exposure that predicts potential for wide safety margins based on PK/PD modeling Source: Ventyx internal data; MCC950 is an NLRP3 inhibitor and a control compound used in in vitro and in vivo studies 37

Summary of VTX2735 Phase 1 Results Excellent Safety and Pharmacodynamic Activity • All AEs considered mild Concentration-Dependent Suppression of Safety • No LFT abnormalities IL-1β Ex Vivo üü • No dose-related increase in frequency of AEs observed • Dose-proportionate increases in exposure PK (C and AUC) max üü • Robust dose and concentration-dependent PD suppression of IL-1β ex vivo üü • Ability to cover IL-1β IC , IC 50 90 Target • Potential wide therapeutic window Data from Day 10 of Phase 1 MAD, 1 to 8h post-dose Coverage üü (safe across wide exposure range) Ex vivo LPS plus ATP-mediated IL-1β release assay *PK: Pharmacokinetics; PD: Pharmacodynamics 38 IL-1β % of baseline

VTX2735 Has Broad Activity Against Multiple NLRP3 Mutations

Potential for Differentiation in CAPS Setting

What is CAPS?

An ultra-orphan auto-inflammatory disease caused by various mutations in NLRP3 and characterized by inappropriate release of IL-1β and symptoms of recurrent systemic inflammation

KEY TAKEAWAY

VTX2735 blood assay data from CAPS patients suggest inhibitory activity across several mutations: FCAS, MWS and NOMID subset of CAPS patients.

IC_{50} in Blood Monocyte Assay (nM)

		75% of all CAPS patients In North America					Most Severe
CPD	Challenge	FCAS1 L353P	FCAS2 (L353P)	FCAS3 (L353P)	FCAS4 A439V/G564R	FCAS.MWS E525K/V198M	NOMID F309Y
VTX2735	LPS	117	56	166	14	24	17
MCC950	LPS	>10K	>10K	>10K	1,264	>10K	>10K

Source: UCSD (Dr. Hal Hoffman's lab); CAPS=Cryopyrin-Associated Periodic Syndromes

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CNS-Penetrant NLRP3 Inhibitor VTX3232 In Vitro Potency & Selectivity Rat PK (PO, 5mg/kg) Dog PK (PO, 5mg/kg) T½ = 4.4 h; Oral Bioavailability = 75% T½ = 8 h; Oral Bioavailability = 100% IL-1β IC (nM) 50 1000 NLRP3 huWB 13 1000 Brain Conc. 100 AIM2 >10000 100 CSF Conc. > 10x ~20 x WB IC 50 WB IC 50 10 at 24 h 10 at 24 h NLRC4 BMDM >10000 WB IC WB IC 50 50 1 1 NF-kb >10000 0 4 8 1216 2024 0 4 8 12 16 20 24 Time (hr) Time (hr) • Novel, potent, brain-penetrant inhibitor of NLRP3 • 13 nM IC in human whole blood IL-1β release assay 50 KEY • Unique structural chemotype vs. peripheral NLRP3 inhibitors TAKEAWAYS • Provisional application filed June 2021 • Phase 1 start in Q1 2023 Source: Ventyx internal data 40 Plasma Conc. (ng/mL) IL-1β (% of DMSO Control) Plasma Conc. (ng/mL)

NLRP3 Program Clinical Development Plan VTX2735 Peripherally-restricted üüüüüü IND-enabling Studies IND Approved Phase 1 Initiate Phase 2 Healthy volunteers CAPS Further indications TBD Complete September 2021 Complete Q1 2023 VTX3232 IND-Enabling Studies CNS-penetrant Inhibitor Potential indications include Parkinson’s, Alzheimer’s, etc. Phase 1 Initiation Q1 2023 41

Our Comprehensive NLRP3 Portfolio Targets a Broad Range of Major Inflammatory Diseases NLRP3 Systemic Diseases Neuroinflammatory Diseases Peripheral NLRP3 inhibitors are designed CNS-directed NLRP3 inhibitors are designed to treat cardiovascular, dermatologic, rheumatic to treat a range of neuro-degenerative and rare genetic diseases disorders, such as Alzheimer’s and Parkinson’s disease • Cardiovascular • Alzheimer’s Disease • Dermatologic • Parkinson’s Disease • Rheumatic • ALS • Rare Genetic Diseases • Multiple Sclerosis Our solution: VTX2735 Our solution: VTX3232 42

Investment Highlights EFFICIENT & PRODUCTIVE IMMUNOLOGY PLATFORM • Internal R&D engine designed to generate candidates to address autoimmune and inflammatory diseases with high unmet need • 100% commercial rights to entire portfolio; long patent life for all product candidates POTENTIALLY DIFFERENTIATED MEDICINES • Multiple selective, oral, small molecule product candidate portfolio: – allosteric TYK2 inhibitor for multiple autoimmune indications – peripherally-restricted S1P1R modulator for ulcerative colitis – peripheral NLRP3 inhibitor for multiple autoimmune indications – CNS-targeted NLRP3 inhibitor for multiple neurodegenerative indications TARGET MAJOR INFLAMMATORY & IMMUNOLOGY DISEASE MARKETS • Our portfolio can address I&I markets, such as psoriasis, IBD, and other indications • Opportunity to disrupt existing markets dominated by biologics with varying degrees of efficacy and safety in order to: ü Capture refractory patients ü Expand market share of moderate-to-severe patient populations with patient-friendly oral therapy CAPITAL-EFFICIENT BUSINESS MODEL • Cash, cash equivalents and marketable securities balance of $412.4M expected to provide cash runway into 2025 43

CONTACT US FOR ADDITIONAL INFORMATION: ir@ventyxbio.com VENTYX BIOSCIENCES, INC. 662 ENCINITAS BOULEVARD, SUITE 250 ENCINITAS, CA 92024 44